Exhibit 99.1

Lottery.com Inc. Enters Into Purchase Agreement With WA.Technology to Expand Global Reach

LONDON, Feb. 07, 2024 (GLOBE NEWSWIRE) — Lottery.com Inc. (Nasdaq: LTRY, LTRYW) (“Lottery.com” or the “Company”), a leading online lottery services provider announces a software purchase agreement (the “Agreement”) with WA.Technology, a prominent B2B iGaming solutions provider. The announcement was made at ICE London 2024.

The Agreement, combined with an operational partnership, will expand Lottery.com’s operations across Africa, the Pacific Region, Brazil, and other parts of Latin America, marking a new era in its global growth strategy.

Under this alliance, WA.Technology will leverage its comprehensive iGaming platform solutions and operational expertise to support Lottery.com’s expansion. This collaboration includes a suite of services ranging from affiliate and lead generation strategies to comprehensive legal, compliance, regulatory, and financial management. The aim is to grow the Lottery.com brand and its earning potential in global markets over the coming years.

The global lottery industry is experiencing significant growth, fueled by the rise of mobile and online lottery sales. WA.Technology, with its advanced WA.Lottery solutions, is well-positioned to assist Lottery.com in capturing new opportunities and enhancing its presence in targeted markets.

Tim Scoffham, CEO of WA.Technology, expressed his excitement about the partnership:

“This is a fantastic step in the journey of WA.Technology, and we are excited to be on board with this esteemed lottery brand. We love their vision for creating a global destination for lotteries and are thrilled that Lottery.com has chosen us to be their operational partner. With over 200 team members worldwide, we are perfectly positioned to support and help them achieve their goals and see their vision come to life.”

Matthew McGahan, CEO and Chairman of Lottery.com, added:

“Our new relationship with WA.Technology marks a pivotal moment in Lottery.com’s growth strategy, especially in the burgeoning South American market. By leveraging WA’s operational efficiencies and proven expertise in this region, we are poised to significantly enhance our global footprint. This collaboration allows us to concentrate more effectively on US ticket operations, the relaunch of the WinTogether sweepstakes business, and the roll-out of Sports.com.

“We are confident that our purchase of WA.Technology’s robust platform and its comprehensive iGaming solutions will complement our vision for global expansion, helping to make Lottery.com a household name in the lottery domain worldwide.”

The Agreement reflects Lottery.com’s commitment to global expansion and its ability to deliver tailored solutions in diverse global markets. WA.Technology’s lottery vertical, WA.Lottery, offers a unique toolkit for new lottery ventures, featuring a diverse range of over 70 global lotteries, personalized gaming options, and e-commerce platforms. These are complemented by an intelligent management system designed to enhance user engagement and scale to meet the needs of any lottery business.

Lottery.com Contact: ir@lottery.com

Lottery.com is a leading technology company that is transforming how, where and when lottery is played. Its engaging mobile and online platforms enable players and commercial partners located in the United States and internationally to remotely purchase legally sanctioned lottery games. Fans and subscribers look to Lottery.com for compelling, real-time results on more than 800 lottery games from more than 40 countries. Additionally, through WinTogether.org, Lottery.com is fundamentally changing how non-profit donors are incentivized to action by gamifying charitable giving. In all that it does, Lottery.com’s mission remains the same: an uncompromising passion to innovate, grow a new demographic of enthusiasts, deliver responsible and trusted solutions, and promote community and philanthropic initiatives. For more information, visit http://www.lottery.com.

About WA.Technology

WA.Technology is a B2B iGaming solutions provider offering a state-of-the-art iGaming WA.Platform, bespoke turnkey solutions, standalone products, and expert iGaming services across various verticals including WA.Sports, WA.Casino, WA.Fantasy, WA.Lottery, and WA.Poker. WA.Platform is a fully scalable and customizable solution encompassing over 70 game providers, 6800+ games, and more than 80 payment methods. For more information, visit watechnology.com or contact hello@watechnology.com.

Important Notice Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, revenue guidance, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Lottery.com disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Lottery.com cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lottery.com. In addition, Lottery.com cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the outcome of any legal proceedings that may be instituted against Lottery.com; (ii) Lottery.com’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com’s accounting staffing levels; (iii) the effects of competition on Lottery.com’s future business; (iv) risks related to Lottery.com’s dependence on its intellectual property and the risk that Lottery.com’s technology could have undetected defects or errors; (v) changes in applicable laws or regulations; (vi) risks related to the COVID-19 pandemic and its effect directly on Lottery.com and the economy generally; (vii) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (viii) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors; (ix) the ability of Lottery.com to achieve its strategic and growth objectives as stated or at all; and (x) those factors discussed in the proxy statement/prospectus filed by Lottery.com with the SEC under the heading “Risk Factors” and the other documents filed, or to be filed, by Lottery.com with the SEC. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Lottery.com has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov.